UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

cbdMD, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Westinghouse Blvd., Suite A Charlotte, NC 28273
(Address principal executive offices) (Zip code)

Registrant's telephone number, including area code: (704) 445-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YCBD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported in the Current Report on Form 8-K filed by cbdMD, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”), on September 2, 2026, the Company entered into an Asset Purchase Agreement (the “APA”) dated September 1, 2026 by and among the Company, To Be Brands, LLC, a North Carolina limited liability company and wholly owned subsidiary of the Company (the “Acquisition Sub”), Twinlab Consolidated Holdings, Inc., a Nevada corporation (“Twinlab”), the wholly owned direct and indirect subsidiaries of Twinlab set forth in the APA (the “Assignors”), Philip J. Von Kahle, in his capacity as the duly appointed assignee for the benefit of creditors of each of the Assignors under a General Assignment for the Benefit of Creditors dated August 21, 2026 (the “Assignee”), and Akretive Holdings, LLC, a New York limited liability company (the “Secured Creditor”). On October 30, 2026 (the “Closing Date”), following entry of an order by the Circuit Court of Broward County, Florida (the “ABC Court”) approving the sale as a private sale, the Company, through the Acquisition Sub, completed the acquisition of the Acquired Assets (as defined below) from the Assignee pursuant to the APA, free and clear of all encumbrances other than Permitted Encumbrances (as defined in the APA) (the “Acquisition”).

The assets and property acquired by the Company are the assets and property used in the Assignors’ business of marketing, distributing, and direct-to-consumer retailing of branded nutritional supplements and other natural products, primarily consisting of intellectual property, assigned contracts, permits, tangible personal property, inventory, accounts receivable, goodwill, and the stock or membership interests of certain Twinlab direct and indirect subsidiaries, including ISI Brands, Inc., Reserve Life Organics, LLC, Innovitamin Organics, LLC and Resvitale, LLC (the “Acquired Subsidiaries”), subject to certain exclusions set forth in the APA (the “Acquired Assets”). The consideration for the Acquired Assets consisted of: (a) the assumption by the Acquisition Sub of senior secured debt owed to the Secured Creditor, as described in Item 2.03 below (the “Assumed Debt”), with the balance of the Assignors’ obligations to the Secured Creditor forgiven; (b) the issuance to the Secured Creditor of 2,229,805 shares of the Company’s common stock, par value $0.001 per share, valued at $1.00 per share, which equaled 19.9% of the outstanding shares of the Company’s common stock as of the execution date of the APA (the “Common Stock Consideration”); (c) the Additional Target Percentage Shares (as defined below); and (d) the assumption of the Assumed Liabilities (as defined in the APA). The Company will issue 132,730 additional shares of its common stock to the Secured Creditor to maintain the target percentage set forth in the APA (the “Additional Target Percentage Shares”), subject to approval of the Company’s shareholders in accordance with the NYSE American Company Guide, which the Company has agreed to use commercially reasonable efforts to seek within 270 days following the Closing Date. The Common Stock Consideration and the Additional Target Percentage Shares are subject to leak-out restrictions, and the Company has agreed to file a registration statement registering the resale of the Common Stock Consideration and the Additional Target Percentage Shares within nine months following the Closing Date, in each case as set forth in the APA.

In connection with the closing of the Acquisition, the parties entered into certain ancillary agreements, including: (i) a Bill of Sale; (ii) an Intellectual Property Assignment Agreement; (iii) an Assignment and Assumption Agreement; (iv) a Transition Services Agreement pursuant to which Twinlab and the Assignors agreed to provide certain information technology, accounting, human resources and other back-office services to maintain the operation of the business following the closing, a copy of which is filed as Exhibit 10.4 hereto; and (v) the Note and the Security Agreement (each as defined in Item 2.03 below). In addition, the Company agreed to offer service agreements to certain employees of Twinlab and the Assignors who desire to continue to provide services to the Company following the closing.

The foregoing description of the APA and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on September 2, 2026 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, in connection with the Acquisition, the Acquisition Sub and the Acquired Subsidiaries issued a Senior Secured Promissory Note to the Secured Creditor in the principal amount of $1,750,000 (the “Note”), evidencing the Assumed Debt. The Note bears interest at a rate of 9% per annum and matures two years following the Closing Date. The Note is secured by the Acquired Assets pursuant to a Senior Security Agreement among the Acquisition Sub, the Acquired Subsidiaries and the Secured Creditor (the “Security Agreement”). The foregoing descriptions of the Note and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above regarding the Common Stock Consideration is incorporated by reference into this Item 3.02. On the Closing Date, the Company issued the Common Stock Consideration to the Secured Creditor in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, based in part on the representations of the Secured Creditor that it is an “accredited investor” as defined in Rule 501(a) of Regulation D. The shares of common stock comprising the Common Stock Consideration have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements, and bear appropriate restrictive legends.

The information set forth in Item 2.01 above regarding the Additional Target Percentage Shares is incorporated by reference into this Item 3.02. The Additional Target Percentage Shares, if issued, will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On November 2, 2026, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information set forth in this Item 7.01 and in the press release attached hereto as Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except to the extent that the Company specifically incorporates it by reference.

Item 8.01. Other Events.

As described in Item 2.01 above, the Acquired Assets consist primarily of intellectual property, assigned contracts, permits, tangible personal property, inventory, accounts receivable and goodwill used in the Assignors’ business, together with all of the outstanding equity interests of the Acquired Subsidiaries (ISI Brands, Inc., Reserve Life Organics, LLC, Innovitamin Organics, LLC and Resvitale, LLC), each of which became a wholly owned subsidiary of the Acquisition Sub upon the closing of the Acquisition.

Twinlab is a marketer, distributor, and direct-to-consumer retailer of branded nutritional supplements and other natural products sold to and through domestic health and natural food stores, mass market retailers, specialty store retailers, online retailers, and websites. Internationally, Twinlab markets and distributes branded nutritional supplements and other natural products to and through health and natural product distributors and retailers.

Twinlab’s products include vitamins, minerals, resveratrol, collagen, keratin, skincare and sports nutrition products primarily under the Twinlab brand, and the Reserveage and ResVitale brands. Twinlab also markets and sells diet and energy products under its Metabolife brand and a full line of herbal teas under its Alvita brand. To accommodate consumer preferences, its products come in various formulations and delivery forms, including capsules, tablets, softgels, chewables, stick packs, liquids, and powders.

The Company believes that the Acquisition provides a strategic opportunity to continue to diversify its business beyond the CBD industry by adding established nutritional supplement brands and expanding its product portfolio into the vitamins, minerals, and sports nutrition categories.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of the business acquired, and any unaudited interim financial statements, required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Exhibit
10.1
Asset Purchase Agreement by and among cbdMD, Inc., To Be Brands, LLC, Twinlab Consolidated Holdings, Inc., certain wholly owned subsidiaries of Twinlab Consolidated Holdings, Inc., Philip J. Von Kahle and Akretive Holdings, LLC dated September 1, 2026 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 2, 2026)*

10.2	Senior Secured Promissory Note dated October 27, 2026 issued to Akretive Holdings, LLC
10.3	Senior Security Agreement dated October 27, 2026 between To Be Brands, LLC and Akretive Holdings, LLC
10.4	Transition Services Agreement dated October 27, 2026 by and between cbdMD, Inc. and Twinlab Consolidated Holdings, Inc.
99.1	Press Release dated November 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: November 4, 2026	By:	/s/ T. Ronan Kennedy
Name: T. Ronan Kennedy
Title: Chief Executive Officer and Chief Financial Officer